Exhibit 10.1

AMENDMENT TO SERIES A WARRANT TO SUBSCRIBE FOR ORDINARY SHARES REPRESENTED BY AMERICAN DEPOSITARY SHARES

THIS AMENDMENT TO SERIES A WARRANT TO SUBSCRIBE FOR ORDINARY SHARES REPRESENTED BY AMERICAN DEPOSITARY SHARES (this “Amendment”), dated as of May __, 2024, is entered into by and between Evaxion Biotech A/S, a public limited liability company incorporated under the laws of the Kingdom of Denmark (the “Company”), and ______________ (the “Holder”). Capitalized terms used but not otherwise defined herein shall have the meaning ascribed to them in the Warrant (as defined herein).

RECITALS

WHEREAS, the Holder is the holder of a Series A Warrant to Subscribe for Ordinary Shares Represented by American Depositary Shares, issued as of February 5, 2024 with a Termination Date of February 5, 2029 to subscribe for and purchase up to __________ Ordinary Shares represented by ________ ADSs, as subject to adjustment thereunder (the “Warrant”);

WHEREAS, pursuant to Section 5(n) of the Warrant, the Warrant may be modified or amended or the provisions thereof waived with the written consent of the Company and the Holder; and

WHEREAS, the Company and the Holder desire to amend the Warrant as set forth in this Amendment so that the Warrant will be accounted as equity on the consolidated statements of financial position to be included in the financial statements of the Company.

NOW, THEREFORE, in consideration of the premises and mutual covenants herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1.                  Amendment to “Exercise Price”. Section 2(b) is hereby amended and restated in its entirety as follows:

“b)                Exercise Price. The exercise price per ADS under this Warrant shall be DKK (Danish Kroner) 27.52, subject to adjustment hereunder (the “Exercise Price”).”

2.                  Amendment to Articles of Association. The Company agrees to ensure and procure that the articles of association of the Company are amended to correctly reflect the payment of the exercise price in Danish Kroner to the extent necessary under Danish law.

3.                  Subsequent Equity Sales. From the date hereof until sixty (60) days after the date hereof, neither the Company nor any of its Subsidiary shall (i) issue, enter into any agreement to issue or announce the issuance or proposed issuance of any ADSs, Ordinary Shares or Ordinary Share Equivalents or (ii) file any registration statement or any amendment or supplement thereto, or file a registration statement on Form S-8 in connection with any employee benefit plan, in each case other than with respect to an Exempt Issuance, the Form F-1 registration statement filed by the Company with the Commission on May 6, 2024 and any amendments or supplements thereto and the securities identified therein related to the Company’s private placement that closed on December 21, 2023, and this Amendment. Capitalized terms used and not otherwise defined herein shall have the meanings set forth in that certain Securities Purchase Agreement, dated February 1, 2024, by and between the Company and the Holder, mutatis mutandis.

4.                  Interpretation. This Amendment is supplementary to and modifies the Warrant. In the event of any conflict between the terms of this Amendment and the Warrant, the terms of this Amendment shall govern. Except as amended hereby, the Warrant shall remain in full force and effect and is hereby ratified and confirmed in all respects. Each reference in the Warrant to “this Warrant,” “hereunder,” “hereof,” “herein” or words of like import, and each reference to the Warrant in any agreement, document or instrument executed and delivered pursuant to the Warrant, shall be deemed a reference to the Warrant, as amended by this Amendment.

5.                  Counterparts. This Amendment may be executed in any number of counterparts, and each such counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement. This Amendment shall become effective when one or more counterparts have been signed by each of the parties hereto and delivered to the other party, it being understood that the parties need not execute the same counterpart. Facsimile signatures or signatures received as a portable document format (PDF) attachment to electronic mail shall be treated as original signatures for all purposes hereunder.

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first set forth above.

COMPANY:

EVAXION BIOTECH A/S

By:______________________________

Name: Christian Kanstrup

Title:   Chief Executive Officer

HOLDER:

By:______________________________

Name:

Title:

Signature Page to Amendment to Warrant